                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        DATE OF REPORT: OCTOBER 20, 2004
                        (Date of earliest event reported)

                                   ----------

                              QUALMARK CORPORATION
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             (Exact name of registrant as specified in its charter)

                                   ----------

           COLORADO                        0-28484                84-1232688
-------------------------------         -------------       -------------------
(State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization)          File Number)        Identification No.)



                  4580 FLORENCE STREET, DENVER, COLORADO 80238
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               (Address of principal executive offices, zip code)


                                 (303) 245-8800
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              (Registrant's telephone number, including area code)



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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

         On October 20, 2004, QualMark Corporation (the "Company") issued a press release announcing its earnings for the third quarter and year to date ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1. The Company also held a conference call on October 20, 2004 at 11:00am EST to discuss the October 20, 2004 press release.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1 Press Release dated October 20, 2004; relating to the Company's results for the third quarter and year to date ended September 30, 2004.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        QUALMARK CORPORATION
                                        (Registrant)


Date: October 22, 2004                  By:  /s/ CHARLES D. JOHNSTON
                                           ------------------------------------
                                           Charles D. Johnston
                                           President & CEO


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
  99.1            Press Release dated October 20, 2004; relating to the
                  Company's results for the third quarter and year to date ended
                  September 30, 2004.